Exhibit 99.1

Ernst & Young LLP           Suite 2100                        Phone 310 551 5500
                            1999 Avenue of the Stars
                            Los Angeles, California 90067


June 22, 1999




Mr. Jack Howard
Acting President
Gateway Industries, Inc.
150 East 52nd Street
New York, NY 10022

Dear Mr. Howard

This is to confirm that the client-auditor relationship between Gateway Industries, Inc. (Commission File Number 0-13803) and Ernst & Young LLP has ceased.

                                            Very truly yours,

                                            /s/ Ernst & Young LLP



Copy to   Office of the Chief Accountant
          SECPS Letter File
          Securities and Exchange Commission
          Mail Stop 11-3
          450 Fifth Street, N.W.
          Washington, D.C. 20549

          Ernst & Young is a member of Ernst & Young International, Ltd.